SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 30, 2021

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VININGS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56194	84-3998117
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 Bradford Rd, Suite 420 Wexford, Pennsylvania		15090
(Address of principal executive offices)		(Zip Code)

724-934-6467

(Registrant’s telephone number, including area code)

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim

Subsequent to the filing by Vinings Holdings, Inc. (the “Company”) of its Current Report on Form 8-K on February 12, 2021 related to the transaction pursuant to which Vinings completed the merger (the “Merger”) contemplated by the Agreement and Plan of Merger, dated as of December 31, 2020, as amended (the “Merger Agreement”), by and among the Company, Coeptis Pharmaceuticals, Inc. (“Coeptis”) and Coeptis Acquisition Sub, Inc., a direct, wholly owned subsidiary of Vinings (“Merger Sub”), the Company reconsidered an accounting position in Coeptis’ separate pre-merger consolidated balance sheet as of December 31, 2019 and consolidated statements of operations for the year ended December 31, 2019 that was included as an exhibit to the Current Report on Form 8-K on February 12, 2021. The accounting position relates to the classification of $500,000 previously reported as revenues and $200,000 previously reported as revenues. Also, certain amounts within the statements of stockholders’ equity (deficit) and cash flows have been reclassified and clarifying language added to the footnotes 1 and 9 disclosure.

On April 29, 2021, after reconsidering the technical merits of the accounting positions, including consulting with outside advisers and its independent registered public accounting firm, management concluded that the treatment should be modified and (i) the $500,000 should be reclassified as deferred revenues, (ii) the $200,000 should be reclassified as additional paid-in-capital and (iii) the statement of stockholders’ equity should be updated accordingly.

As a result of this conclusion, management and the Board of Directors determined that Coeptis’ previously issued separate pre-merger consolidated financial statements as of December 31, 2019 and for the year ended December 31, 2019 (the “Non-Reliance Period”), should no longer be relied upon. The Company is restating its financial statements for the Non-Reliance Period.

To implement these changes, the Company will:

-     Reclassify the $500,000 as deferred revenues;

-     Reclassify the $200,000 as paid-in-capital; and

-     Make necessary adjustments to the statements of stockholders’ equity (deficit) and cash flows and footnotes 1 and 9.

The Company intends to file an Amendment No. 1 to its Current Report on Form 8-K that was originally filed on February 12, 2021 as soon as possible to implement these changes.

Management has discussed the matters disclosed in this filing pursuant to Item 4.02(a) with the Company’s independent registered public accounting firm Turner, Stone & Company, L.L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VININGS HOLDINGS, INC.

Date: April 30, 2021	By:	/s/ David Mehalick
Name: David Mehalick
Title: Chairman